EXHIBIT 10.4

                               SEVERANCE AGREEMENT
                               -------------------



     This Severance Agreement (this "Agreement") is made this 2nd day of July, 1999, by and between Michael W. Mims (hereinafter "Mims") and American Bingo & Gaming Corp. (hereinafter "ABG").

     WHEREAS  Mims  is  a  member  of  the  Board  of  Directors  of  ABG;

     WHEREAS Mims and ABG have made a joint determination that, subject to certain terms of separation being agreed to between Mims and ABG, it may be in the best interest of Mims and ABG for Mims to resign from the Board of Directors; and

     NOW, THEREFORE, in consideration of the mutual promises contained herein and the terms set forth below, the parties agree as follows:

     1.   Resignation.  Mims hereby  resigns  from the Board of Directors of ABG
          -----------
          and from any and all other positions held with ABG and its subsidiaries (if any). Furthermore, Mims agrees that he will not seek or accept nomination or election to the Board of Directors of ABG or any of its subsidiaries for a period of two years from the date hereof.

     2.   Consulting  Agreement.  The Consulting  Agreement between Mims and ABG
          ---------------------
          dated November 9, 1998 is hereby terminated and neither party shall have any further obligations thereunder.

     3.   Conditions of Agreement.  This  Agreement is contingent  upon,  and in
          --------------------------
          consideration of, the simultaneous resignations from ABG's Board of Directors of Jim Hall, Andre Hilliou, George Harrison, Grover Seaton, and Joe Willis, and the election to the Board of Directors of Jeff Minch. In addition, this Agreement is also contingent upon, and in consideration of, the termination of the employment of Nancy Pollick and Richard Kelley with the Company. Furthermore, this Agreement is also contingent upon, and in consideration of, the simultaneous resignation of Andre Hilliou from his positions held as Chairman of the Board, Chief Executive Officer and President of the Company; provided, however, ABG and Mr. Hilliou may enter into an agreement pursuant to which Mr. Hilliou may provide services to ABG to assist with the transition of the Company.

     4.   Confidentiality.  Mims hereby acknowledges, represents and agrees that
          ---------------
          he will  maintain  the  confidentiality  of all  information  obtained regarding ABG, including but not limited to its operations, management, financial matters, plans and other material data, and that he will not in any fashion, form or manner, either directly or indirectly, divulge, disclose or communicate to any person, firm,

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          corporation or other business entity,  in any manner  whatsoever,  any such confidential information concerning ABG. However, Mims may disclose any information required by law to be disclosed by Mims after
          Mims  has  notified  ABG  of  such   requirement  and  given  ABG  the
          opportunity to review the information to be disclosed.

     5.   Mims & Dye Enterprises, LLC. The parties to this Agreement acknowledge
          ------------------------------
          that this Agreement has no impact on the existing agreements and business relationships between ABG and Mims & Dye Enterprises, LLC.

     6.   Governing Law. This  Agreement  shall be governed by and construed and
          --------------
          enforced in accordance with the laws of the State of South Carolina.

     7.   Severability. If any provision of this Agreement or any portion of any
          ------------
          provision of this Agreement is at any time deemed or declared void, voidable or unenforceable, then such provision or portion of such provision is severable from the remainder of this Agreement and the remainder of this Agreement shall be fully enforced.

     8.   Further  Assurances.  The  parties  shall  from time to time  promptly
          ------------------
          execute and deliver such further instruments, documents or papers and perform all acts necessary or proper to carry out and effect the terms and provisions of this Agreement.

     9.   Counterparts and Fax Signature Pages. It is understood and agreed that
          --------------------------------------
          this Agreement may be executed in duplicate counterpart originals, each of which shall be deemed an original for all purposes. Signatures need not be in original and a facsimile and/or copy bearing a copied or facsimile signature shall suffice as a binding signature for this Agreement.

     10.  Supersedes  Prior  Agreements.  It is understood  and agreed that this
          -----------------------------
          Agreement contains the entire agreement between the parties and supersedes any and all prior agreements and arrangements or understandings between the parties relating to the subject matter hereof. No oral understanding, statements, promises or inducements contrary to the terms of this Agreement exist. This Agreement cannot be changed or terminated orally.

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     IN  WITNESS  WHEREOF, the parties hereto have executed this Agreement as of the  date  first  set  forth  above.

WITNESSES:


     /s/  Cynthia  S.  Turnipseed               /s/  Michael  W.  Mims
     ----------------------------               ----------------------
                                                     Michael  W.  Mims


WITNESSES:                             AMERICAN  BINGO  &  GAMING  CORP.


     /s/  Daniel  J.  Fritze           By:        /s/  Daniel  W.  Deloney
     -----------------------                      ------------------------------
                                       Name:           Daniel  W.  Deloney
                                                  ------------------------------
                                       Title:     Vice  Chairman  of  the  Board
                                                  ------------------------------

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